UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.                )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AERPIO PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AERPIO PHARMACEUTICALS, INC.

9987 CARVER ROAD, SUITE 420

CINCINNATI, OH 45242

D55846-P58752

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 22, 2021.

You invested in AERPIO PHARMACEUTICALS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement and 2020 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 8, 2021. If you would like to request a copy of the material(s) for this and/ or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	July 22, 2021
vote without entering a	10:30 AM EDT
control number
Virtually at: www.virtualshareholdermeeting.com/ARPO2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming annual meeting of stockholders. Please follow the instructions on the reverse side to vote on these important matters.

Board
Voting Items		Recommends

1.	To elect two Class I directors to hold office until the 2024 annual meeting of stockholders:

	Nominees:	For
01) Caley Castelein, M.D.
02) Cheryl Cohen

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D55847-P58752